                              LIBERTY MUTUAL FUNDS
                             STEIN ROE MUTUAL FUNDS
             ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621

Dear Shareholder:

     Your Fund will hold a special meeting on December 27, 2000 at 10:00 a.m. Eastern Time, at the offices of Colonial Management Associates, Inc. You will be asked to vote on the acquisition of your Fund and on the election of eleven Trustees. A formal Notice of Special Meeting of Shareholders appears on the next page, followed by the combined Prospectus/Proxy Statement which explains in more detail the proposals to be considered. We hope that you can attend the Meeting in person; however, we urge you in any event to vote your shares at your earliest convenience.

     Your Fund is part of one of several proposed acquisitions and liquidations of funds in the Liberty and Stein Roe Fund groups proposed by Liberty Financial Companies, Inc., the indirect parent of each of the investment advisors to the Liberty and Stein Roe Funds. The overall purposes of these acquisitions and liquidations include streamlining the product offerings of the Liberty and Stein Roe Funds, potentially reducing fund expense ratios by creating larger funds and permitting the Liberty Financial organization to concentrate its portfolio management resources on a more focused group of portfolios. Please review the enclosed Prospectus/Proxy Statement for a more detailed description of the proposed acquisition of your Fund and the specific reasons it is being proposed.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL, BY FAX (NOT AVAILABLE FOR ALL SHAREHOLDERS; REFER TO ENCLOSED PROXY INSERT), BY PHONE OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

     Your Fund is using Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the special meeting approaches, if we have not yet received your vote, you may receive a telephone call from SCC reminding you to exercise your right to vote.

     Please take a few moments to review the details of each proposal. If you have any questions regarding the combined Prospectus/Proxy Statement, please feel free to call the contact number listed in the enclosed Prospectus/Proxy Statement.

     We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,

/s/ Stephen E. Gibson, President
Stephen E. Gibson, President

November 17, 2000
G-60/606D-1000

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 27, 2000

                            LIBERTY FUNDS TRUST III
                        LIBERTY STRATEGIC BALANCED FUND

     NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Liberty Strategic Balanced Fund will be held at 10:00 a.m. Eastern Time on Wednesday, December 27, 2000, at the offices of Colonial Management Associates, Inc., the Liberty Strategic Balanced Fund's advisor, One Financial Center, Boston, Massachusetts 02111-2621, for these purposes:

     1. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Liberty Strategic Balanced Fund to, and the assumption of all of the liabilities of the Liberty Strategic Balanced Fund by, The Liberty Fund in exchange for shares of The Liberty Fund and the distribution of such shares to the shareholders of the Liberty Strategic Balanced Fund in complete liquidation of the Liberty Strategic Balanced Fund.

     2.  To elect eleven Trustees.

     3. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

     Shareholders of record at the close of business on September 29, 2000 are entitled to notice of and to vote at the meeting and any adjourned session.

                                          By order of the Board of Trustees,

                                          William J. Ballou, Secretary

November 17, 2000

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU
        CAN VOTE EASILY AND QUICKLY BY PHONE, BY MAIL, BY FAX (NOT AVAILABLE FOR ALL SHAREHOLDERS; REFER TO ENCLOSED PROXY INSERT) OR IN PERSON. PLEASE HELP THE LIBERTY STRATEGIC BALANCED FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

                    COMBINED PROSPECTUS AND PROXY STATEMENT
                               NOVEMBER 17, 2000

                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                        LIBERTY STRATEGIC BALANCED FUND
                          c/o Liberty Funds Trust III
                              One Financial Center
                        Boston, Massachusetts 02111-2621
                                 1-800-426-3750

                        BY AND IN EXCHANGE FOR SHARES OF
                                THE LIBERTY FUND
                          c/o Liberty Funds Trust III
                              One Financial Center
                        Boston, Massachusetts 02111-2621
                                 1-800-426-3750

                               TABLE OF CONTENTS

QUESTIONS AND ANSWERS.......................................    3
PROPOSAL 1 -- Acquisition of the Liberty Strategic Balanced
  Fund by The Liberty Fund..................................    7
  Principal Investment Risks................................    7
  Information about the Acquisition.........................    8
PROPOSAL 2 -- Election of Trustees..........................   15
GENERAL.....................................................   18
  Voting Information........................................   18
Appendix A -- Agreement and Plan of Reorganization..........  A-1
Appendix B -- Fund Information..............................  B-1
Appendix C -- Capitalization................................  C-1
Appendix D -- Management's Discussion of Fund Performance
  for The Liberty Fund......................................  D-1

     This combined Prospectus/Proxy Statement contains information you should know before voting on the proposed acquisition of the Liberty Strategic Balanced Fund (the "Strategic Fund") by The Liberty Fund (the "Liberty Fund") or voting on the other proposals to be considered at a Special Meeting of Shareholders of the Strategic Fund (the "Meeting"), which will be held at 10:00 a.m. Eastern Time on December 27, 2000 at the offices of Colonial Management Associates, Inc. ("Colonial"), One Financial Center, Boston, Massachusetts 02111-2621. Please read this Prospectus/Proxy Statement and keep it for future reference.

     Proposal 1 in this Prospectus/Proxy Statement relates to the proposed acquisition of the Strategic Fund by the Liberty Fund (the "Acquisition"). If the Acquisition occurs, you will become a shareholder of the Liberty Fund. The Liberty Fund seeks primarily income and capital growth and, secondarily, capital preservation. If the Agreement and Plan of Reorganization is approved by the shareholders of the Strategic Fund and the Acquisition occurs, the Strategic Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Liberty Fund in exchange for shares of the same class of the Liberty Fund with the same aggregate net asset value as the assets and liabilities transferred. After that exchange, shares of each class received by the Strategic Fund will be distributed pro rata to its shareholders of the same class.

     Proposal 2 in this Prospectus/Proxy Statement relates to the election of Trustees of Liberty Funds Trust III ("Trust III"), of which the Strategic Fund is a series.

     Please review the enclosed Prospectus of the Liberty Fund for your class of shares. This document is incorporated in this Prospectus/Proxy Statement by reference. The following documents have also been filed with the Securities and Exchange Commission (the "SEC") and are incorporated in this Prospectus/Proxy Statement by reference:

     - The Prospectus of the Strategic Fund dated March 1, 2000, as supplemented on June 23, 2000, August 1, 2000, October 23, 2000 and October 26, 2000.

     - The Statement of Additional Information of the Strategic Fund dated March 1, 2000, as supplemented on June 23, 2000 and August 21, 2000.

     - The Statement of Additional Information of the Liberty Fund dated March 1, 2000, as supplemented on June 23, 2000 and August 21, 2000.

     - The Report of Independent Accountants and financial statements included in the Annual Report to Shareholders of the Strategic Fund dated October 31, 1999.

     - The financial statements included in the Strategic Fund's Semi-Annual Report to Shareholders dated April 30, 2000.

     - The Statement of Additional Information of the Liberty Fund dated November 17, 2000 relating to the Acquisition.

     The Strategic Fund has previously sent its Annual and Semi-Annual Reports to its shareholders. For a free copy of these Reports or any of the documents listed above, please call 1-800-426-3750 or write to your Fund at the address listed on the cover of this Prospectus/Proxy Statement. You may also obtain many of these documents by accessing our web site at www.libertyfunds.com. Our hearing impaired shareholders may call Liberty Funds Services, Inc. at 1-800-528-6979 if you have special TTD equipment. Text-only versions of all the Strategic Fund and Liberty Fund documents can be viewed online or downloaded from the Edgar database on the SEC's internet site at www.sec.gov. You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room, U.S. Securities and Exchange Commission, Washington, DC 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             QUESTIONS AND ANSWERS

THE FOLLOWING QUESTIONS AND ANSWERS PROVIDE AN OVERVIEW OF KEY FEATURES OF THE ACQUISITION AND OF THE OTHER MATTERS TO BE CONSIDERED AT THE MEETING AND OF THE INFORMATION CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT. PLEASE REVIEW THE FULL PROSPECTUS/PROXY STATEMENT PRIOR TO CASTING YOUR VOTE.

1.  WHAT IS BEING PROPOSED?

First, the Trustees of Trust III are recommending in Proposal 1 that the Liberty Fund acquire the Strategic Fund. This means that the Liberty Fund would acquire all of the assets and liabilities of the Strategic Fund in exchange for shares of the Liberty Fund representing the aggregate net asset value of the Strategic Fund's assets and liabilities. If Proposal 1 is approved, you will receive shares of the Liberty Fund with an aggregate net asset value equal to the aggregate net asset value of your Strategic Fund shares as of the business day before the closing of the Acquisition. The Acquisition is currently scheduled to take place on or around January 29, 2001.

In addition, the Trustees of Trust III are recommending in Proposal 2 that you vote in favor of eleven nominees for Trustees.

2.  WHY IS THE ACQUISITION BEING PROPOSED?

The Trustees of Trust III recommend approval of the Acquisition. In reviewing the Acquisition, the Trustees considered:

     - that absent the Acquisition, Liberty Financial Companies, Inc. ("Liberty Financial"), the indirect parent of the investment advisor to the Strategic Fund, will recommend to the Trustees that the Fund be liquidated;

     - the expected reduction in fees and expenses payable by the Strategic Fund as a result of the Acquisition, assuming the Fund's investment advisor declined to continue the current voluntary fee waiver or expense reimbursement in effect with respect to the Fund;

     - the Acquisition offers shareholders of the Strategic Fund an investment in a larger fund with similar investment goals and strategies;

     - that the Strategic Fund has not achieved sufficient sales growth and is not likely to do so in the near future;

     - the ability of the Funds' investment advisor to create a more focused value-style investment management team; and

     - the expected tax-free nature of the Acquisition as opposed to other alternatives for the Fund and for shareholders.

Please review "Reasons for the Acquisition" in Proposal 1 of this Prospectus/Proxy Statement for a full description of the factors considered by the Trustees.

3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITION?

The following tables allow you to compare the sales charges, if applicable, and management fees and expenses of the Strategic Fund and the Liberty Fund and to analyze the estimated expenses that Liberty Financial, the indirect parent of each Fund's investment advisor, expects the combined fund to bear in the first year following the Acquisition. The shareholder fees presented below for the Liberty Fund apply both before and after giving effect to the Acquisition. Sales charges are paid directly by shareholders to Liberty Funds Distributor, Inc., each Fund's distributor. Annual Fund Operating Expenses are deducted from the Fund's assets. They include management fees, 12b-1 fees (if applicable) and administrative costs, including pricing and custody services. The Annual Fund Operating Expenses shown in the table below represent expenses incurred by each Fund for its fiscal year ended October 31, 1999. Continuing shareholders who purchase new Class A shares of the

Liberty Fund after the Acquisition will pay more in sales charges than shareholders of the Strategic Fund currently pay.

SHAREHOLDER FEES(1)
(paid directly from your investment)

                                                STRATEGIC FUND                          LIBERTY FUND
                                                --------------                          ------------
                                          CLASS A   CLASS B   CLASS C       CLASS A   CLASS B   CLASS C   CLASS Z
Maximum sales charge (load) on purchases
(%) (as a percentage of the offering
price)                                     4.75      0.00      0.00          5.75      0.00      0.00      0.00
-----------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the
lesser of purchase price or redemption
price)                                     1.00(2)   5.00      1.00          1.00(2)   5.00      1.00      0.00
-----------------------------------------------------------------------------------------------------------------
Redemption fee(%) (as a percentage of
amount redeemed, if applicable)            (3)       (3)       (3)           (3)       (3)       (3)       (3)

---------------
 (1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

 (2) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

 (3) There is a $7.50 charge for wiring sale proceeds to your bank.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                          STRATEGIC FUND                          LIBERTY FUND
                                          --------------                          ------------
                                    CLASS A   CLASS B   CLASS C       CLASS A   CLASS B   CLASS C   CLASS Z
Management fee(%)                    0.70      0.70      0.70          0.53      0.53      0.53      0.53
-----------------------------------------------------------------------------------------------------------
Distribution and service (12b-1)
fees(4)(5) (%)                       0.35      1.00      1.00          0.24      0.99      0.99      0.00
-----------------------------------------------------------------------------------------------------------
Other expenses (%)                   0.47      0.47      0.47          0.35      0.35      0.35      0.35
-----------------------------------------------------------------------------------------------------------
Total annual fund operating
expenses(5) (%)                      1.52      2.17      2.17          1.12      1.87      1.87      0.88

                                                             LIBERTY FUND (PRO FORMA COMBINED)
                                                             ---------------------------------
                                                          CLASS A    CLASS B    CLASS C    CLASS Z
Management fee(%)                                          0.53       0.53       0.53       0.53
--------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees(4) (%)               0.24       0.99       0.99       0.00
--------------------------------------------------------------------------------------------------
Other expenses (%)                                         0.29       0.29       0.29       0.29
--------------------------------------------------------------------------------------------------
Total annual fund operating expenses (%)                   1.06       1.81       1.81       0.82

---------------
 (4) For the Liberty Fund, the annual service fee portion of the 12b-1 fee may equal up to 0.15% on net assets attributable to shares issued prior to April 1, 1989 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a blend between the 0.15% and 0.25% rates.

 (5) The Strategic Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class A shares. As a result, the actual 12b-1 fee for Class A shares of the Strategic Fund would be 0.30% and the total annual fund operating expenses for Class A shares would be 1.47%. This arrangement may be modified or terminated by the distributor at any time.

EXAMPLE EXPENSES

 Example Expenses help you compare the cost of investing in the Strategic Fund and the Liberty Fund currently with the cost of investing in the combined fund on a pro forma basis and also allows you to compare this with the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

     - $10,000 initial investment

     - 5% total return for each year

     - Each Fund's operating expenses remain the same

     - Assumes reinvestment of all dividends and distributions

     - Assumes Class B shares convert to Class A shares after eight years

EXAMPLE EXPENSES
(your actual costs may be higher or lower)

                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
STRATEGIC FUND
Class A                                                    $622      $932      $1,265      $2,201
--------------------------------------------------------------------------------------------------
Class B: did not sell your shares                          $220      $679      $1,164      $2,339
         sold all your shares at end of period             $720      $979      $1,364      $2,339
--------------------------------------------------------------------------------------------------
Class C: did not sell your shares                          $220      $679      $1,164      $2,503
         sold all your shares at end of period             $320      $679      $1,164      $2,503
--------------------------------------------------------------------------------------------------

LIBERTY FUND
Class A                                                    $683      $911      $1,156      $1,860
--------------------------------------------------------------------------------------------------
Class B: did not sell your shares                          $190      $588      $1,011      $1,995
         sold all your shares at end of period             $690      $888      $1,211      $1,995
--------------------------------------------------------------------------------------------------
Class C: did not sell your shares                          $190      $588      $1,011      $2,190
         sold all your shares at end of period             $290      $588      $1,011      $2,190
--------------------------------------------------------------------------------------------------
Class Z                                                    $ 90      $281      $  488      $1,084
--------------------------------------------------------------------------------------------------

LIBERTY FUND
(pro forma combined)
Class A                                                    $677      $894      $1,128      $1,799
--------------------------------------------------------------------------------------------------
Class B: did not sell your shares                          $184      $571      $  982      $1,934
         sold all your shares at end of period             $684      $871      $1,182      $1,934
--------------------------------------------------------------------------------------------------
Class C: did not sell your shares                          $184      $571      $  982      $2,131
         sold all your shares at end of period             $284      $571      $  982      $2,131
--------------------------------------------------------------------------------------------------
Class Z                                                    $ 84      $263      $  457      $1,018

Significant assumptions underlying the pro forma Annual Fund Operating Expenses and Example Expenses are as follows: (1) the current contractual agreements will remain in place; (2) certain duplicate costs involved in operating the Strategic Fund are eliminated; and (3) expense ratios are based on pro forma combined average net assets for the period ended July 31, 2000.

4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE STRATEGIC FUND AND THE LIBERTY FUND COMPARE?

This table shows the investment goals and primary investment strategies of each
Fund:

-------------------------------------------------------------------------------
              THE STRATEGIC FUND                     THE LIBERTY FUND
-------------------------------------------------------------------------------
     INVESTMENT GOALS:  The Strategic        INVESTMENT GOALS:  The Liberty Fund
     Fund seeks both current income and      seeks primarily income and capital
     long-term growth, consistent with       growth and, secondarily, capital
     prudent risk.                           preservation.
-------------------------------------------------------------------------------
     PRIMARY INVESTMENT STRATEGIES:  The     PRIMARY INVESTMENT STRATEGIES:  The
     Strategic Fund seeks to achieve its     Liberty Fund seeks to achieve its
     goals as follows:                       goals as follows:
     - The Fund invests at least 25% of      - The Fund invests in both stocks
       its total assets in bonds or other      and bonds.
       fixed income securities (which        - The Fund invests at least 25% of
       consist primarily of U.S.               its total assets in bonds or other
       government and investment grade         fixed income securities (which
       bonds).                                 consist primarily of U.S.
     - The Fund utilizes futures and           government and investment grade
       options.                                bonds).
                                             - The Fund uses a "value" investment
                                               approach for its stock holdings.
-------------------------------------------------------------------------------

The following compares the primary investment strategies that each Fund uses to achieve its investment goals:

     - Each Fund invests in both equity and debt securities. Under normal market conditions, at least 25% of each Fund's total assets will be invested in debt securities.

     - Unlike the Liberty Fund, which does not require a minimum equity allocation, the Strategic Fund must invest at least 40% of its total assets in equity securities.

     - In selecting equity securities for the Strategic Fund, the advisor allocates the equity portion of the Fund's assets between stocks of U.S. companies of any size and foreign securities. The advisor of the Liberty Fund, on the other hand, uses a value approach that focuses on buying U.S. stocks with attractive values relative to other stocks within their industries.

     - For the debt portion of the Funds' assets, the Liberty Fund invests primarily in U.S. government securities and investment grade bonds, while the Strategic Fund also invests in securities issued by foreign companies and governments (or securities guaranteed by foreign governments) and lower-rated debt securities.

     - Unlike the Liberty Fund, the Strategic Fund may utilize futures and options as part of its primary investment strategy.

The fundamental and non-fundamental investment policies of the Strategic Fund and the Liberty Fund are substantially similar. After the Acquisition, the Liberty Fund will change its investment strategies so that it may invest in foreign securities and in futures and options.

5. WHAT CLASS OF SHARES WILL YOU RECEIVE IN THE LIBERTY FUND IF THE ACQUISITION OCCURS?

You will receive the same class of shares that you currently own in the Strategic Fund. The shares will have the same exchange rights and will bear the same contingent deferred sales charges ("CDSCs"), if applicable, as your current shares. The shares will also have the same distribution, purchase and redemption procedures as your current shares.

6.  WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION?

The Acquisition is expected to be tax free to you for federal income tax purposes. This means that no gain or loss will be recognized by the Strategic Fund or its shareholders as a result of the Acquisition.

The cost basis and holding period of your Strategic Fund shares are expected to carry over to your new shares in the Liberty Fund.

        PROPOSAL 1 -- ACQUISITION OF THE LIBERTY STRATEGIC BALANCED FUND
                              BY THE LIBERTY FUND

THE PROPOSAL

     You are being asked to approve the Agreement and Plan of Reorganization dated October 26, 2000. A form of Agreement and Plan of Reorganization is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, you are also approving the Acquisition of the Strategic Fund by the Liberty Fund under the Agreement and Plan of Reorganization.

PRINCIPAL INVESTMENT RISKS

  What are the principal investment risks of the Liberty Fund, and how do they compare with the Strategic Fund?

     Because the Funds have similar goals and strategies, the principal risks associated with each Fund are similar. Both Funds are subject to market risk, interest rate risk and issuer risk. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Interest rate risk is the risk of a change in the price of a bond when interest rates increase or decline, and issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its ability to make timely payments of interest or principal, which could result in a decrease in the price of a security.

     The Strategic Fund is exposed to the risks associated with derivatives because it may use futures and options. Because the Strategic Fund invests in stocks of U.S. companies of any size and in stocks of foreign issuers, it is subject to the special risks associated with smaller companies, foreign securities and emerging markets. In addition, because the Strategic Fund may invest in lower-rated debt securities, it is subject to the risks related to such securities.

     Because the Liberty Fund may invest in mortgage-backed securities as part of its primary investment strategy, it is more exposed to structure and prepayment risk than the Strategic Fund. Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flow. Prepayment risk is the possibility that, as interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected and holders of such securities may have to reinvest the proceeds at lower interest rates. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the security. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. Also, because of its value-oriented investment strategy for stock holdings, the Liberty Fund is especially subject to the risks associated with value stocks. Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of the company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

     Following the Acquisition, the Liberty Fund will be changing its investment strategies so that it may invest in foreign securities and futures and options, and therefore will be subject, like the Strategic Fund currently, to derivatives risk and the risks associated with foreign securities. Foreign securities involve special risks, including the volatility of foreign markets, fluctuations in currency exchange rates and more limited liquidity than domestic securities. Derivative strategies, such as the use of futures and options, involve the use of financial instruments whose value depend on, or are derived from, the value of an underlying security, index or currency. These strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the derivative, or limit a potential gain. For more information about the principal investment risks of the Liberty Fund, please see the enclosed Prospectus of the Liberty Fund. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.

INFORMATION ABOUT THE ACQUISITION

  Terms of the Agreement and Plan of Reorganization

     If approved by the shareholders of the Strategic Fund, the Acquisition is expected to occur on or around January 29, 2001, under the Agreement and Plan of Reorganization, a form of which is attached as Appendix A to this combined Prospectus/Proxy Statement. Please review Appendix A. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization:

     - The Strategic Fund will transfer all of the assets and liabilities attributable to each class of shares of the Strategic Fund to the Liberty Fund in exchange for shares of the same class of the Liberty Fund with an aggregate net asset value equal to the net asset value of the transferred assets and liabilities.

     - The Acquisition will occur on the next business day after the time (currently scheduled to be 4:00 p.m. Eastern Time on January 26, 2001 or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Acquisition (the "Valuation Date").

     - The shares of each class of the Liberty Fund received by the Strategic Fund will be distributed to the shareholders of the same class of the Strategic Fund pro rata in accordance with their percentage ownership of each class of the Strategic Fund in full liquidation of the Strategic Fund.

     - After the Acquisition, the Strategic Fund will be terminated, and its affairs will be wound up in an orderly fashion.

     - The Acquisition requires approval by the Strategic Fund's shareholders and satisfaction of a number of other conditions; the Acquisition may be terminated at any time with the approval of the Trustees of Trust III.

     A shareholder who objects to the Acquisition will not be entitled under Massachusetts law or the Declaration of Trust of Trust III (the "Declaration") to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Acquisition as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Acquisition is consummated, shareholders will be free to redeem the shares which they receive in the transaction at their then-current net asset value, plus any applicable CDSC. In addition, shares may be redeemed (at net asset value plus any applicable CDSC) at any time prior to the consummation of the Acquisition.

  Shares You Will Receive

     If the Acquisition occurs, you will receive shares in the Liberty Fund of the same class as the shares that you currently own in the Strategic Fund. In comparison to the shares you currently own, the shares you receive will have the following characteristics:

     - They will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the Valuation Date.

     - If applicable, your Liberty Fund shares will bear the same sales charges, redemption fees and CDSCs as your current shares, but for purposes of determining the CDSC applicable to any redemption, the new shares will continue to age from the date you purchased your Strategic Fund shares. However, if you purchase new Class A shares of the Liberty Fund after the Acquisition you will pay a sales charge equal to 5.75% of the public offering price of the shares, as opposed to the 4.75% sales charge on Balanced Fund Class A shares.

     - The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition.

     - You will have the same exchange options as you currently have.

     - You will have the same voting rights as you currently have, but as a shareholder of the Liberty Fund.

     Information concerning the capitalization of each of the Funds is contained in Appendix C.

  Reasons for the Acquisition

     The Trustees of Trust III, including all Trustees who are not "interested persons" of the Trust, have determined that the Acquisition would be in the best interests of each Fund, on balance in light of all relevant factors, and that the interests of existing shareholders of the Fund would not be diluted as a result of the Acquisition. For these reasons, the Trustees have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization, a form of which is attached as Appendix A to this Prospectus/Proxy Statement. Each shareholder should carefully consider whether remaining a shareholder of the Liberty Fund after the Acquisition is consistent with that shareholder's financial needs and circumstances.

     The Acquisition is one of several proposed acquisitions and liquidations of funds in the Liberty and Stein Roe Fund groups proposed by Liberty Financial, the indirect parent of each of the investment advisors to the Liberty and Stein Roe Funds. The overall purposes of these acquisitions and liquidations include streamlining the product offerings of the Liberty and Stein Roe Funds, potentially reducing fund expense ratios by creating larger funds and permitting the Liberty Financial organization to concentrate its portfolio management resources on a more focused group of portfolios.

     In proposing the Acquisition, Liberty Financial presented to the Trustees the following reasons for the Strategic Fund to enter into the Acquisition:

     - Absent the Acquisition, Liberty Financial indicated to the Trustees that it will discontinue subsidizing the Strategic Fund's operations (through fee waivers or expense reductions). Liberty Financial informed the Trustees that the Strategic Fund has not achieved sufficient sales growth and is not likely to do so in the near future, and, therefore, the Fund may not be able to provide a competitive investment return in the absence of a subsidy.

     - The Acquisition is expected to create a larger fund with similar investment goals and strategies to the Strategic Fund, but with lower operating expenses as a percentage of Fund assets. This expense ratio reduction would benefit Strategic Fund shareholders, since operating expenses are paid by the Fund and reduce the investment return to Fund shareholders. Although, as explained below, it is not possible to predict future expense ratios with certainty, information provided to the Trustees by Liberty Financial indicated that, based on the assets of the Strategic and Liberty Funds on July 31, 2000 and the Funds' current expense structures, the Liberty Fund's annualized expense ratio (excluding 12b-1 fees) immediately after the Acquisition would be about 0.32% lower than the Strategic Fund's current expense ratio (for example, for Class A shares, a 0.82% expense ratio for the Liberty Fund, as compared to 1.14% currently for the Strategic Fund). Note that the 12b-1 fees on Class A, B and C shares of the Strategic Fund are 0.35%, 1.00%, and 1.00%, respectively. The 12b-1 fees on Class A, B and C shares of the Liberty Fund are 0.24%, 0.99%, and 0.99%, respectively.

     - The Acquisition will permit a more focused value-style investment management team to concentrate its efforts on a single value equity approach rather than manage multiple portfolios with somewhat different investment approaches.

     - The Acquisition is intended to permit the Strategic Fund's shareholders to exchange their investment for an investment in a larger fund with similar investment goals and strategies to the Strategic Fund without recognizing gain or loss for federal income tax purposes. By contrast, if a Strategic Fund shareholder redeemed his or her shares to invest in another fund, like the Liberty Fund, the transaction would likely be a taxable event for such shareholder. Similarly, if the Strategic Fund were liquidated or reorganized in a taxable transaction, the transaction would likely be a taxable event for the Fund's shareholders. After the Acquisition, shareholders may redeem any or all of their Liberty Fund shares at net asset value (subject to any applicable CDSC) at any time, at which point they would recognize a taxable gain or loss.

     The Trustees also considered the differences in the Funds' investment objectives, policies and strategies and the related risks. In addition, the Trustees considered the relative Fund performance results which are based on the factors and assumptions set forth below under "Performance Information." No assurance can be given that the Liberty Fund will achieve any particular level of performance after the Acquisition.

     The Trustees further considered that while there is expected to be a reduction in the annual fund operating expenses with respect to shareholders of the Strategic Fund who continue to hold shares of the Liberty Fund after the Acquisition, continuing shareholders who purchase new Class A shares of the Liberty Fund after the Acquisition will pay more in sales charges than shareholders of the Strategic Fund currently pay.

     The projected post-Acquisition expense reductions presented above are based on the Liberty Fund's current expense structure and the projected post-Acquisition assets of the combined Fund. The projected reductions are further based upon numerous material assumptions, including that: (1) the current contractual agreements will remain in place; and (2) certain duplicate costs involved in operating the Strategic Fund are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors (including the future level of Fund assets), many of which factors are beyond the control of the Liberty Fund or Liberty Financial.

  Information About Proposed New Sub-Advisor

     Subject to the approval of the existing shareholders of the Liberty Fund, which will be sought in a separate proxy statement, Colonial will enter into a sub-advisory agreement with Unibank Securities, Inc., an SEC-registered investment advisor that does business in the U.S. as Unibank Investment Management ("Unibank"). The sub-advisory agreement will take effect on or about the date of the Acquisition.

     Under the sub-advisory agreement, Unibank will manage a portion of the assets of the Liberty Fund, as determined by Colonial, purchase and sell securities and other investments on behalf of the Liberty Fund, and report results to the Board of Trustees of Trust III. It is expected that Unibank will manage large capitalization, non-U.S. equity securities for the Liberty Fund. For the services to be rendered by Unibank under the sub-advisory agreement, Colonial will pay Unibank a monthly fee at an annual rate of 0.40% of the average daily net asset value of the portion of the Liberty Fund's assets managed by Unibank. Any liability of Unibank to Trust III, the Liberty Fund and/or its shareholders is limited to situations involving Unibank's own willful misfeasance, bad faith or gross negligence in the performance of its duties.

     The sub-advisory agreement will continue in effect for an initial term of two years from its date of execution and thereafter so long as it is approved annually in accordance with the Investment Company Act of 1940, as amended ("1940 Act"). The sub-advisory agreement may be terminated at any time without penalty on sixty days' written notice to Unibank by vote of the Board of Trustees of Trust III, by vote of a majority of the outstanding voting securities of the Liberty Fund, or by Colonial, and by Unibank on ninety days' written notice to Colonial and Trust III. The sub-advisory agreement also will terminate automatically in the event of its assignment or in the event that the management agreement between Trust III, on behalf of the Liberty Fund, and Colonial is terminated for any reason. The sub-advisory agreement may be amended only in accordance with the 1940 Act.

     Unibank, which is located at 13-15 West 54th Street, New York, New York, 10019, offers investment management services to institutional clients, including private and public retirement funds, unions, endowments, foundations, and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. Unibank often structures portfolios to meet benchmarks established by the client, or tailored to standard Morgan Stanley Capital International ("MSCI") benchmarks such as the MSCI EAFE Index, which is an index that includes stocks from Europe, Australia and the Far East and is commonly used as a measure of international stock performance. Unibank is an indirect wholly owned subsidiary of Unibank A/S, which in turn is a direct wholly owned subsidiary of Unidanmark A/S, which in turn is a direct wholly owned subsidiary of Nordic Baltic Holding. Unibank A/S is located at Torvegade 2 DK-1786 Copenhagen V., Denmark. Unidanmark A/S is located at Strandgrade 3 DK-1786 Copenhagen V., Denmark. Nordic Baltic Holding is located at Hamngatan 10, SE-105 71 Stockholm, Sweden.

  Performance Information

     The charts below show the percentage gain or loss in each calendar year for the 10-year period ending December 31, 1999 or, if shorter, since inception, for the Class A shares of the Strategic Fund and the Class A shares of the Liberty Fund. They should give you a general idea of how each Fund's return has varied from year to year. The charts include the effects of Fund expenses, but not sales charges. Returns would be lower if applicable sales charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time.

     Additional discussion of the manner of calculation of total return is contained in each Fund's respective Prospectus and Statement of Additional Information, which are incorporated by reference in this Prospectus/Proxy Statement.

                                 STRATEGIC FUND
[BAR CHART]

                                                                            Strategic Fund
1995                                                                                 27.40%
1996                                                                                 15.68%
1997                                                                                 14.64%
1998                                                                                 15.51%
1999                                                                                  5.13%

The Fund's year-to-date total return through September 30, 2000 was 2.04%. For period shown in bar chart:
Best quarter: Fourth quarter 1998, +12.01%
Worst quarter: Third quarter 1998, -6.99%

                                  LIBERTY FUND
[BAR CHART]

                                                                             Liberty Fund
1990                                                                                -7.50%
1991                                                                                26.13%
1992                                                                                12.96%
1993                                                                                14.46%
1994                                                                                -2.10%
1995                                                                                28.60%
1996                                                                                16.77%
1997                                                                                26.05%
1998                                                                                13.13%
1999                                                                                 8.70%

The Fund's year-to-date total return through September 30, 2000 was 2.67%. For period shown in bar chart:
Best quarter: Second quarter 1997, +15.60%
Worst quarter: Third quarter 1990, -11.99%

     The following tables list each Fund's average annual total return for each class of its shares for the one-year, five-year and ten-year (or, if shorter, life of the Fund) periods ending December 31, 1999, including the applicable sales charges. These tables are intended to provide you with some indication of the risks of investing in the Funds. At the bottom of each table, you can compare the Funds' performance with one or more indices or averages.

STRATEGIC FUND*

                                                      INCEPTION                           LIFE OF
                                                        DATE       1 YEAR    5 YEARS        FUND
Class A (%)                                           9/19/94       0.14      14.34        12.82
----------------------------------------------------------------------------------------------------
Class B (%)                                           9/19/94      (0.10)     14.67        13.19
----------------------------------------------------------------------------------------------------
Class C (%)                                           9/19/94       3.52      14.89        13.31
----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                       N/A        21.03      28.54        27.01(1)
----------------------------------------------------------------------------------------------------
Lehman Index (%)                                        N/A        (2.15)      7.61         7.31(1)
----------------------------------------------------------------------------------------------------
Lipper Average (%)                                      N/A         8.98      16.33        15.25(1)

LIBERTY FUND+

                                                                   1 YEAR    5 YEARS      10 YEARS
Class A (%)                                                         2.45      17.01        12.47
----------------------------------------------------------------------------------------------------
Class B (%)                                                         3.20      17.33        12.50(2)
----------------------------------------------------------------------------------------------------
Class C (%)                                                         7.05      17.99(2)     12.94(2)
----------------------------------------------------------------------------------------------------
Class Z (%)                                                        13.72      19.67(2)     13.74(2)
----------------------------------------------------------------------------------------------------
Russell Index (%)                                                  20.91      28.04(2)     18.13(2)
----------------------------------------------------------------------------------------------------
S&P Mid-Cap Index (%)                                              14.72      23.05        17.32
----------------------------------------------------------------------------------------------------
Lipper Average (%)                                                  8.98      16.33        12.26

---------------
 * The Strategic Fund's return is compared to the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged index that tracks the performance of U.S. stock market securities, and the Lehman Government/Corporate Bond Index ("Lehman Index"), an unmanaged index that tracks the performance of U.S. government and U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Strategic Fund's return is also compared to the average return of the funds included in the Lipper Balanced Funds category average ("Lipper Average"). This Lipper Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Fund. Sales charges are not reflected in the Lipper Average.

 + The Liberty Fund's return is compared to the Russell 1000 Index ("Russell Index"), an unmanaged index that tracks the performance of large capitalization stocks traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The Liberty Fund's return was compared formerly to the Standard & Poor's Midcap 400 Index ("S&P Mid-Cap Index"), an unmanaged index that tracks the performance of middle-capitalization U.S. stocks. In the past, the Fund had a medium market capitalization and used the S&P Mid-Cap Index as an appropriate benchmark. However, the Liberty Fund's current market capitalization more closely resembles a large capitalization fund. Therefore, the Liberty Fund is changing its benchmark to the Russell Index. Unlike the Liberty Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Liberty Fund's return is also compared to the Lipper Average. This Lipper Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Fund. Sales charges are not reflected in the Lipper Average.

(1) Performance information is from September 30, 1994.

(2) Class B, Class C and Class Z are newer classes of shares. Their performance information includes returns of the Liberty Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer classes of shares. The Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer classes of shares. If differences in expenses were reflected, the returns for periods prior to the inception of Class B and Class C shares would be lower and the returns for periods prior to the inception of Class Z shares would be higher. Class A shares were initially offered on April 30, 1982, Class B shares were initially offered on May 5, 1992, Class C shares were initially offered on August 1, 1997 and Class Z shares were initially offered on July 28, 1995.

  Federal Income Tax Consequences

     The Acquisition is intended to be a tax-free reorganization. Ropes & Gray has delivered to the Strategic Fund and the Liberty Fund an opinion, and the closing of the Acquisition will be conditioned on receipt of a letter from Ropes & Gray confirming such opinion, to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), for federal income tax purposes:

     - under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the Strategic Fund or the shareholders of the Strategic Fund as a result of the Acquisition;

     - under Section 358 of the Code, the tax basis of the Liberty Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Strategic Fund shares;

     - under Section 1223(1) of the Code, your holding period for the Liberty Fund shares you receive will include the holding period for your Strategic Fund shares if you hold Strategic Fund shares as a capital asset;

     - under Section 1032 of the Code, no gain or loss will be recognized by the Liberty Fund as a result of the Acquisition;

     - under Section 362(b) of the Code, the Liberty Fund's tax basis in the assets that the Liberty Fund receives from the Strategic Fund will be the same as the Strategic Fund's basis in such assets; and

     - under Section 1223(2) of the Code, the Liberty Fund's holding period in such assets will include the Strategic Fund's holding period in such assets.

     The opinion is, and the confirmation letter will be, based on certain factual certifications made by officers of Trust III. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

     Prior to the closing of the Acquisition, the Strategic Fund and the Liberty Fund will each distribute to their shareholders all of their respective investment company taxable income and net realized capital gains that have not previously been distributed to shareholders. Such distributions will be taxable to the shareholders of the respective Funds.

     This description of the federal income tax consequences of the Acquisition does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign and other tax laws.

THE TRUSTEES OF TRUST III UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

     The Declaration establishing Trust III provides that any series of Trust III (such as the Strategic Fund) may be terminated by a two-thirds vote of the series' shares or by notice from the Trustees to the shareholders. The Trust believes that, under this provision, no shareholder vote is required to approve the Acquisition, although the provision could also be interpreted to require a two-thirds vote, if the Acquisition is submitted for shareholder approval. The Declaration also provides that it may be amended by the Trustees, upon majority vote of the shareholders of the affected series. To eliminate any uncertainty about whether any shareholder vote is required to approve the Acquisition, the Trustees will consider any vote in favor of the Acquisition to be a vote in favor of amending the Declaration to provide that the Strategic Fund may be terminated by majority vote of the Strategic Fund's shares entitled to vote (or by Trustee notice to shareholders), and will so amend the Declaration if a majority of the Strategic Fund's shareholders entitled to vote on the proposal vote in favor of such proposal.

  Required Vote for Proposal 1

     Approval of the Agreement and Plan of Reorganization dated October 26, 2000 among Trust III on behalf of the Strategic Fund, Trust III on behalf of the Liberty Fund, and Liberty Financial will require the affirmative vote of a majority of the shares of the Strategic Fund outstanding at the record date for the Meeting.

                       PROPOSAL 2 -- ELECTION OF TRUSTEES

THE PROPOSAL

     You are being asked to approve the election of four new members as well as seven of the currently serving members of the Board of Trustees of Trust III, of which the Strategic Fund is a series. All of the nominees listed below, except for the proposed four new members (Ms. Kelly and Messrs. Hacker, Nelson and Theobald), are currently members of the Board of Trustees of Trust III, as well as nine Liberty closed-end funds and seven other Liberty open-end trusts (or, in the case of Messrs. Lowry, Mayer and Neuhauser, eleven Liberty closed-end funds and eight other Liberty open-end trusts (collectively, the "Liberty Mutual Funds")), and have served in that capacity continuously since originally elected or appointed. All of the currently serving members, other than Mr. Palombo, have been previously elected by the shareholders of Trust III. The proposed four new members currently serve on the Board of Trustees of two Stein Roe closed-end funds and seven Stein Roe open-end trusts (collectively, the "Stein Roe Mutual Funds"), and were recommended for election as Trustees of the Liberty Mutual Funds by the Board of Trustees at meetings held on October 25 and 26, 2000. Each of the nominees elected will serve as a Trustee of Trust III until the next meeting of shareholders of Trust III called for the purpose of electing a Board of Trustees, and until a successor is elected and qualified or until death, retirement, resignation or removal.

     Currently, two different boards of trustees are responsible for overseeing substantially all of the Liberty and Stein Roe Mutual Funds. Liberty Financial and Trust III's Trustees have agreed that shareholder interests can more effectively be represented by a single board with responsibility for overseeing substantially all of the Liberty and Stein Roe Mutual Funds. Creation of a single, consolidated board should also provide certain administrative efficiencies for Liberty Financial and potential future cost savings for both the Liberty and Stein Roe Mutual Funds and Liberty Financial. The nominees listed below will be the members of the single, consolidated Board of Trustees. The persons named in the enclosed proxy card intend to vote at the Meeting in favor of the election of the nominees named below as Trustees of Trust III (if so instructed). If any nominee listed below becomes unavailable for election, the proxy may be voted for a substitute nominee in the discretion of the proxy holder(s).

INFORMATION ABOUT THE NOMINEES

     Set forth below is information concerning each of the nominees.

NOMINEE NAME & AGE               PRINCIPAL OCCUPATION(1) AND DIRECTORSHIPS        TRUSTEE SINCE
------------------               -----------------------------------------        -------------
Douglas A. Hacker          Executive Vice President and Chief Financial Officer    New nominee
(43)                       of UAL, Inc. (airline) since July 1999; Senior Vice
                           President and Chief Financial Officer of UAL, Inc.
                           prior thereto.

Janet Langford Kelly       Executive Vice President -- Corporate Development,      New nominee
(41)                       General Counsel, and Secretary of Kellogg Company
                           (food, beverage and tobacco producer) since September
                           1999; Senior Vice President, Secretary and General
                           Counsel of Sara Lee Corporation (branded, packaged,
                           consumer-products manufacturer) prior thereto.

Richard W. Lowry           Private Investor since 1987. (Formerly Chairman and        1995
(64)                       Chief Executive Officer of U.S. Plywood Corporation
                           (building products producer) from August 1985 to
                           August 1987.)

Salvatore Macera           Private Investor since 1981. (Formerly Executive Vice      1998
(69)                       President and Director of Itek Corporation
                           (electronics) from 1975 to 1981.)

NOMINEE NAME & AGE               PRINCIPAL OCCUPATION(1) AND DIRECTORSHIPS        TRUSTEE SINCE
------------------               -----------------------------------------        -------------
William E. Mayer(2)        Partner, Park Avenue Equity Partners (venture              1994
(60)                       capital), since November 1996; Dean, College of
                           Business and Management, University of Maryland,
                           prior thereto; Director, Johns Manville (building
                           products producer), Lee Enterprises (print and
                           on-line media) and WR Hambrecht + Co. (financial
                           services provider).

Charles R. Nelson          Van Voorhis Professor, Department of Economics,         New nominee
(57)                       University of Washington; Consultant on economic and
                           statistical matters.

John J. Neuhauser          Academic Vice President and Dean of Faculties, Boston      1985
(57)                       College, since August 1999; Dean, Boston College
                           School of Management, prior thereto.

Joseph R. Palombo(3)       Trustee of the Stein Roe Mutual Funds since October        2000
(47)                       2000; Executive Vice President and Director of
                           Colonial and Stein Roe & Farnham Incorporated since
                           April 1999; Executive Vice President and Chief
                           Administrative Officer of Liberty Funds Group LLC
                           since April 1999; Director of AlphaTrade Inc.
                           (broker-dealer), Colonial Advisory Services, Inc.,
                           Liberty Funds Distributor, Inc. and Liberty Funds
                           Services, Inc. since April 1999. (Formerly Vice
                           President of the Stein Roe Mutual Funds from April
                           1999 to October 2000, Vice President of the Liberty
                           Mutual Funds from April 1999 to August 2000, and
                           Chief Operating Officer of Putnam Mutual Funds
                           (investments) from 1994 to 1998.)

Thomas E. Stitzel          Business Consultant since 1999; Professor of Finance       1998
(64)                       and Dean, College of Business, Boise State
                           University, prior thereto; Chartered Financial
                           Analyst.

Thomas C. Theobald         Managing Director, William Blair Capital Partners       New nominee
(62)                       (private equity investing), since 1994; Chief
                           Executive Officer and Chairman of the Board of
                           Directors of Continental Bank Corporation (banking
                           services) prior thereto.

Anne-Lee Verville          Consultant since 1997; General Manager, Global             1998
(55)                       Education Industry (global education applications),
                           prior thereto. (Formerly President, Applications
                           Solutions Division, IBM Corporation (global education
                           and global applications), from 1991 to 1994.)

---------------
(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

(2) Mr. Mayer is not affiliated with Liberty Financial, but is an "interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because of his affiliation with WR Hambrecht + Co. (a registered broker-dealer).

(3) Mr. Palombo is an "interested person," as defined in the 1940 Act, because of his affiliation with Liberty Financial.

     The following persons who are currently serving on the Board of Trustees of Trust III are not standing for reelection:

TRUSTEE NAME & AGE               PRINCIPAL OCCUPATION(1) AND DIRECTORSHIPS        TRUSTEE SINCE
------------------               -----------------------------------------        -------------

Tom Bleasdale              Retired (formerly Chairman of the Board and Chief          1987
(70)                       Executive Officer, Shore Bank & Trust Company
                           (banking services) from 1992 to 1993); Director,
                           Empire Co. (food distributor).

Lora S. Collins            Attorney (formerly Attorney, Kramer Levin Naftalis &       1991
(65)                       Frankel LLP (law firm) from 1986 to 1996).

James E. Grinnell          Private investor since November 1988.                      1995
(72)

James L. Moody, Jr.        Retired (formerly Chairman of the Board, Hannaford         1986
(70)                       Bros. Co. (food retailer) from 1984 to 1997 and Chief
                           Executive Officer prior thereto).

(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

TRUSTEES' COMPENSATION

     The members of the Board of Trustees will serve as Trustees of the Liberty and Stein Roe Mutual Funds, for which service each Trustee, except for Mr. Palombo, will receive an annual retainer of $45,000, and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. The Board of Trustees is expected to hold six regular joint meetings each year. Committee chairs will receive an additional annual retainer of $5,000, and receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members will receive an additional annual retainer of $1,000, and receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustees' fees are allocated among the Liberty and Stein Roe Mutual Funds based on each Fund's relative net assets, and one-third of the fees is divided equally among the Liberty and Stein Roe Mutual Funds.

     The Liberty Mutual Funds do not currently provide pension or retirement plan benefits to the Trustees. However, certain Trustees currently serving on the Board of Trustees of the Liberty Mutual Funds who are not continuing on the combined Board of Trustees of the Liberty and Stein Roe Mutual Funds will receive payments at an annual rate equal to their 1999 Trustee compensation for the lesser of two years or until the date they would otherwise have retired at age 72. These payments will be made quarterly, beginning in 2001. Liberty Financial and the Liberty Mutual Funds will each bear one-half of the cost of the payments; the Liberty Mutual Funds' portion of the payments will be allocated among the Liberty Mutual Funds based on each fund's share of the Trustee fees for 2000.

     Further information concerning the Trustees' compensation is included in Appendix B.

MEETINGS AND CERTAIN COMMITTEES

     Composition. The current Board of Trustees of the Liberty Mutual Funds consists of two interested and nine non-interested Trustees. Mr. Mayer is not affiliated with Liberty Financial or any of its investment advisor affiliates, but is considered interested as a result of his affiliation with a broker-dealer. Mr. Palombo is an interested person because of his affiliation with Liberty Financial.

     Audit Committee. The Audit Committee of the Liberty Mutual Funds, consisting of Ms. Verville (Chairperson) and Messrs. Bleasdale, Grinnell, Lowry, Macera and Moody, all of whom are non-interested Trustees, recommends to the Board of Trustees the independent accountants to serve as auditors, reviews with the independent accountants the results of the auditing engagement and internal accounting procedures, and considers the independence of the independent accountants, the range of their audit services and their fees.

     Compensation Committee. The Compensation Committee of the Liberty Mutual Funds, consisting of Messrs. Neuhauser (Chairman), Grinnell and Stitzel and Ms. Collins, all of whom are non-interested Trustees, reviews compensation of the Board of Trustees.

     Governance Committee. The Governance Committee of the Liberty Mutual Funds, consisting of Messrs. Bleasdale (Chairman), Lowry, Mayer and Moody and Ms. Verville, all of whom are non-interested Trustees, except for Mr. Mayer (Mr. Mayer is interested as a result of his affiliation with a broker-dealer, but is not affiliated with Liberty Financial or any of its investment advisor affiliates), recommends to the Board of Trustees, among other things, nominees for trustee and for appointments to various committees. The Committee will consider candidates for trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee in care of Trust III, Attention: Secretary, One Financial Center, Boston, Massachusetts 02111-2621.

     Record of Board and Committee Meetings. During the fiscal year ended October 31, 2000, the Board of Trustees of Trust III (excluding the Liberty Federal Securities Fund, which has a different fiscal year end) held six meetings, the Audit Committee held four meetings, the Compensation Committee held two meetings, and the Governance Committee held five meetings.

     During the most recently completed fiscal year, each of the current Trustees attended more than 75% of the meetings of the Board of Trustees and the committees of which such Trustee was a member.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE
STRATEGIC FUND VOTE FOR EACH NOMINEE IN PROPOSAL 2.

REQUIRED VOTE FOR PROPOSAL 2

     A plurality of the votes at the Meeting for Trust III, if a quorum is represented, is required for the election of each Trustee to the Board of Trustees of Trust III. Since the number of Trustees has been fixed at eleven, this means that the eleven persons receiving the highest number of votes will be elected.

                                    GENERAL

VOTING INFORMATION

     The Trustees of Trust III are soliciting proxies from the shareholders of the Strategic Fund in connection with the Meeting, which has been called to be held at 10:00 a.m. Eastern Time on December 27, 2000 at Colonial's offices, One Financial Center, Boston, Massachusetts 02111-2621. The meeting notice, this combined Prospectus/Proxy Statement and proxy cards and inserts are being mailed to shareholders beginning on or about November 17, 2000.

  Information About Proxies and the Conduct of the Meeting

     Solicitation of Proxies. Proxies will be solicited primarily by mailing this combined Prospectus/Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Strategic Fund or by employees or agents of Colonial and its affiliated companies. In addition, Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated total cost of $700,000 for all of the proposed acquisitions of funds in the Liberty and Stein Roe Mutual Fund groups scheduled to take place in January 2001.

  Voting Process

     You can vote in any one of the following four ways:

     a.  By mail, by filling out and returning the enclosed proxy card;

     b. By phone, by calling toll-free 1-877-518-9416 between the hours of 9:00 a.m. and 11:00 p.m. Eastern Time and following the instructions;

     c. By fax (not available for all shareholders; refer to enclosed proxy insert); or

     d.  In person at the Meeting.

     Shareholders who owned shares on the record date, September 29, 2000, are entitled to vote at the Meeting. Shareholders are entitled to cast one vote for each share owned on the record date. If you choose to vote by mail or by fax, and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match the name that appears on the card.

     Costs. The estimated costs of the Meeting, including the costs of soliciting proxies, and the costs of the Acquisition to be borne by the Strategic Fund and the Liberty Fund are approximately $70,000 and $15,000, respectively. Liberty Financial is also bearing a portion of such costs. This portion to be borne by Liberty Financial is in addition to the amounts to be borne by the Funds.

     Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy card. If no instructions are given, the proxy will be voted in favor of each Proposal. You can revoke your proxy by sending a signed, written letter of revocation to the Secretary of the Strategic Fund, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

     Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Strategic Fund as tellers for the Meeting (the "Tellers"). Thirty percent (30%) of the shares of the Strategic Fund outstanding on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Strategic Fund at the Meeting. Shareholders of the Strategic Fund vote together with the shareholders of the other series of Trust III for the election of Trustees; thirty percent (30%) of the outstanding shares of Trust III constitutes a quorum for voting on the election of Trustees. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against Proposal 1 and will have no effect on the outcome of Proposal 2. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

     Advisor's and Underwriter's Addresses. The address of each Fund's investment advisor, Colonial Management Associates, Inc., is One Financial Center, Boston, Massachusetts 02111-2621. The address of each Fund's principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111-2621.

     Information About Liberty Financial. On November 1, 2000, Liberty Financial announced that it had retained CS First Boston to help it explore strategic alternatives, including the possible sale of Liberty Financial.

     Outstanding Shares and Significant Shareholders. Appendix B to this Prospectus/Proxy Statement lists for the Strategic Fund and Trust III the total number of shares outstanding as of September 29, 2000 for each class of the shares of the Fund and Trust III entitled to vote at the Meeting. It also lists for the Liberty Fund the total number of shares outstanding as of September 29, 2000 for each class of the Fund's shares. It also identifies holders of more than 5% or 25% of any class of shares of each Fund, and contains information about the executive officers and Trustees of Trust III and their shareholdings in the Funds and Trust III.

     Adjournments; Other Business. If the Strategic Fund or Trust III, as applicable, has not received enough votes by the time of the Meeting to approve any Proposal, the persons named as proxies may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of the Strategic Fund or Trust III, as applicable, that are present in person or by proxy on the question when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the relevant Proposal (or in favor of any nominee, in the case of Proposal 2). They will vote against any such adjournment any proxy that directs them to vote against the Proposal (or against all nominees, in the case of Proposal 2). They will not vote any proxy that directs them to abstain from voting on the Proposal in question.

     The Meeting has been called to transact any business that properly comes before it. The only business that management of the Strategic Fund intends to present or knows that others will present is Proposal 1 and Proposal 2. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Strategic Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

     Shareholder Proposals at Future Meetings. Trust III, of which the Strategic Fund is a series, does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Strategic Fund or Trust III must be received by the Strategic Fund or Trust III in writing a reasonable amount of time before the Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the Strategic Fund, care of Trust III, Attention: Secretary, One Financial Center, Boston, Massachusetts 02111-2621.

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of October 26, 2000 is by and among Liberty Funds Trust III (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated May 30, 1986, as amended, on behalf of Liberty Strategic Balanced Fund (the "Acquired Fund"), a series of the Trust, Liberty Funds Trust III (the "Acquiring Trust"), a Massachusetts business trust established under a Declaration of Trust dated May 30, 1986, as amended, on behalf of The Liberty Fund (the "Acquiring Fund"), a series of the Acquiring Trust, and Liberty Financial Companies, Inc.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for Class A, B and C shares of beneficial interest of the Acquiring Fund ("Acquiring Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquiring Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUIRING SHARES AND LIQUIDATION OF ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

        (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

        (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"), except that expenses of reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraphs 1.5 and 9.2 shall not be assumed or paid by the Acquiring Fund; and

        (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquiring Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
         3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

     1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquiring Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the

         Acquiring Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquiring Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquiring Shares in connection with such exchange.

     1.4 With respect to Acquiring Shares distributable pursuant to paragraph
         1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such shareholder to receive Acquiring Share certificates therefor, exchange such Acquiring Shares for shares of other investment companies, effect an account transfer of such Acquiring Shares, or pledge or redeem such Acquiring Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5 [RESERVED]

     1.6 As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2. VALUATION.

     2.1 For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the then current prospectus or statement of additional information of the Acquiring Fund, after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraphs 1.5, and shall be certified by the Acquired Fund.

     2.2 For the purpose of paragraph 2.1, the net asset value of an Acquiring Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the then current prospectus or prospectuses and the statement or statements of additional information of the Acquiring Fund (collectively, as from time to time amended and supplemented, the "Acquiring Fund Prospectus").

3. CLOSING AND CLOSING DATE.

     3.1 The Closing Date shall be on January 29, 2001, or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. at the offices of Colonial Management Associates, Inc., One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

     3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to The Chase Manhattan Bank, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4 or Rule 17f-5, as the case may be, under the Investment Company Act of 1940 (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "The Chase Manhattan Bank, custodian for The Liberty Fund."

     3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
         (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of the Trust or the Acquiring Trust upon the giving of written notice to the other party.

     3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Trust. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquiring Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquiring Shares have been credited pro rata to open accounts in the names of the Acquired Fund shareholders as provided in paragraph 1.3.

     3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

     4.1 The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
         Date:

        (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

        (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

        (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments as at and for the two years ended October 31, 1999 of the Acquired Fund, audited by PricewaterhouseCoopers LLP and the statement of assets, the statement of changes in net assets and the schedule of investments for the six months ended April 30, 2000, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since April 30, 2000;

        (g) Since April 30, 2000, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

        (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest with no par value, of multiple series and classes. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquired Fund's then current prospectus or prospectuses and statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")), non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date (except that Class B shares of the Acquired Fund convert automatically into Class A shares, as set forth in the Acquired Fund Prospectus);

        (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

        (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (m) The Acquiring Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

        (n) The information provided by the Acquired Fund for use in the Registration Statement and Proxy Statement referred to in paragraph
             5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

        (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico);

        (p) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of April 30, 2000 referred to in Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

        (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

        (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

     4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
         Date:

        (a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

        (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

        (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

        (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

        (e) The Acquiring Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (g) The statement of assets, the statement of operations, the statement of changes in assets and the schedule of investments of the Acquiring Fund as at and for the year ended October 31, 1998, audited by PricewaterhouseCoopers LLP, and for the year ended October 31, 1999, audited by Ernst & Young LLP, and the statement of assets, the statement of changes in net assets and the schedule of investments for the six months ended April 30, 2000, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since April 30, 2000;

        (h) Since April 30, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company;

        (k) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares and Class Z shares each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares which convert to Class A shares after the expiration of a period of time, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

        (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information as in effect from time to time;

        (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (n) The Acquiring Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares, Class B shares and Class C shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

        (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

        (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

     The Acquiring Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

     5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3 In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquiring Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

     5.4 The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

     5.5 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.6 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1 The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.2 The Trust shall have received a favorable opinion from Ropes & Gray, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Acquired Trust, to the following effect:

        (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquiring Trust; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Prospectus and Registration Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles; (c) the Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities; (d) the Acquiring Shares to be issued for transfer to the shareholders of the Acquired Fund as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares, Class B shares and Class C shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof; (e) the execution and delivery of this Agreement did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound; (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained; (g) except as previously disclosed, pursuant to section 4.2(f) above, such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Fund existing on or before the date of mailing of the Prospectus referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required; (h) the Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and (i) to the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their properties or assets and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1 The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

     7.2 The Acquiring Trust shall have received a favorable opinion from Ropes & Gray, counsel to the Trust, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

        (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has corporate power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust of the Trust; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles; (c) the Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund; (d) the execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which either of them is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or "Blue Sky" laws or such as have been obtained; (f) such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Prospectus referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required; (g) the Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and (h) to the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

     7.3 [RESERVED]

     7.4 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after October 31, 2000 and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after October 31, 2000 and on or prior to the Closing Date.

     7.5 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.6 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     The respective obligations of the Trust and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the vote of the required majority of the holders of the outstanding shares of the Acquired Fund of record on the record date for the meeting of its shareholders referred to in paragraph 5.2.

     8.2 On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state Blue Sky and securities authorities) deemed necessary by the Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

     8.4 The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Trust shall have received a favorable opinion of Ropes & Gray, satisfactory to the Trust and the Acquiring Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Acquiring Trust, each substantially to the effect that, for federal income tax purposes:

        (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the Obligations of the Acquired Fund and issuance of the Acquiring Shares, followed by the distribution by the Acquired Fund of such the Acquiring Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Shares or (ii) upon the distribution of the Acquiring Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

        (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the Obligations and issuance of the Acquiring Shares as contemplated in paragraph 1 hereof;

        (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

        (e) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of their shares of the Acquired Fund for the Acquiring Shares;

        (f) The tax basis of the Acquiring Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

        (g) The holding period of the Acquiring Shares to be received by each shareholder of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held by such shareholder, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

        (h) The Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Trustees of the Acquiring Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

     9.1 The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The Acquiring Trust, on behalf of the Acquiring Fund, shall pay all fees paid to governmental authorities for the registration or qualification of the Acquiring Shares. All of the other out-of-pocket expenses (other than tabulation costs which will be borne in their entirety by Liberty Financial) of the transactions contemplated by this Agreement shall be borne as follows: (a) as to expenses allocable to the Trust, on behalf of the Acquired Fund, fifty percent (50%) of such expenses shall be borne by the Trust, on behalf of the Acquired Fund, and fifty percent (50%) of such expenses shall be borne by Liberty Financial; and (b) as to expenses allocable to the Acquiring Trust, on behalf of the Acquiring Fund, twenty-five percent (25%) of such expenses shall be borne by the Acquiring Trust, on behalf of the Acquiring Fund, and seventy-five percent (75%) of such expenses shall be borne by Liberty Financial. The foregoing sentence shall be subject, however, to any undertaking by Liberty Financial to Liberty Funds Trust I, II, III, IV, V, VI, VII and IX (or any of their series) (collectively, the "Liberty Trusts") to limit the aggregate expenses (other than fees paid to governmental authorities for the registration or qualification of shares of the Liberty Trusts) of the transactions contemplated by this Agreement and other transactions involving the Liberty Trusts.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

     10.1 The Trust on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 1.6, 5.4, 9, 10, 13 and 14.

11. TERMINATION.

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Trust. In addition, either the Acquiring Trust or the Trust may at its option terminate this Agreement at or prior to the Closing Date because:

        (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

        (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

        (c) If the transactions contemplated by this Agreement have not been substantially completed by May 31, 2001 this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Trust.

     11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to: Liberty Funds Trust III, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT NON-RECOURSE.

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 A copy of the Declaration of Trust of the Trust and the Acquiring Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of either the Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                          LIBERTY FUNDS TRUST III,
                                          on behalf of Liberty Strategic
                                          Balanced Fund

                                          By:
                                          --------------------------------------

                                          Name:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

ATTEST:

--------------------------------------

Name:
--------------------------------------

Title:
--------------------------------------

                                          LIBERTY FUNDS TRUST III,
                                          on behalf of The Liberty Fund

                                          By:
                                          --------------------------------------

                                          Name:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

ATTEST:

--------------------------------------

Name:
--------------------------------------

Title:
--------------------------------------

                                          Solely for purposes of Section 9.2
                                          of the Agreement:

                                          LIBERTY FINANCIAL COMPANIES, INC.

                                          By:
                                          --------------------------------------

                                          Name:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

ATTEST:

--------------------------------------

Name:
--------------------------------------

Title:
--------------------------------------

                                                                      APPENDIX B

                                FUND INFORMATION

SHARES OUTSTANDING AND ENTITLED TO VOTE OF THE STRATEGIC FUND AND TRUST III AND SHARES OUTSTANDING OF THE LIBERTY FUND

     For each class of the Strategic Fund's shares and Trust III's shares entitled to vote at the Meeting, and for each class of the Liberty Fund's shares, the number of shares outstanding as of September 29, 2000 was as follows:

                                                        NUMBER OF SHARES
                                                        OUTSTANDING AND
FUND OR TRUST                                   CLASS   ENTITLED TO VOTE
-------------                                   -----   ----------------
STRATEGIC FUND................................    A         3,394,951
                                                  B         6,578,437
                                                  C           509,540

TRUST III.....................................            297,008,531

LIBERTY FUND..................................    A        85,501,506
                                                  B        60,443,271
                                                  C           640,428
                                                  Z               314

OWNERSHIP OF SHARES

     As of September 29, 2000, Trust III believes that the Trustees and officers of the Trust, as a group, owned less than one percent of each class of shares of each Fund and of the Trust as a whole. As of September 29, 2000, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund:

                                                                 NUMBER OF     PERCENTAGE OF
                                                                OUTSTANDING     OUTSTANDING
                                                                 SHARES OF       SHARES OF
FUND AND CLASS               NAME AND ADDRESS OF SHAREHOLDER    CLASS OWNED     CLASS OWNED
--------------               -------------------------------    -----------    -------------
STRATEGIC FUND
CLASS A....................  Sales Marketing Services LLC       276,328.719         8.14%
                             P.O. Box 516
                             Metairie, LA 70004-0516

LIBERTY FUND
CLASS Z....................  Louis A. Volante Jr                    313.574       100.00%
                             Rosemarie A. Volante
                             32 Sheparo Avenue
                             North Providence, RI 02904

OWNERSHIP OF SHARES UPON CONSUMMATION OF ACQUISITION

     As of September 29, 2000, the shareholders of record that owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund would own the following percentage of the Liberty Fund upon consummation of the
Acquisition:

                                                                         PERCENTAGE OF
                                                                     OUTSTANDING SHARES OF
                                                                       CLASS OWNED UPON
                                                                        CONSUMMATION OF
FUND AND CLASS                    NAME AND ADDRESS OF SHAREHOLDER         ACQUISITION
--------------                    -------------------------------    ---------------------
STRATEGIC FUND
CLASS A.........................  Sales Marketing Services LLC                0.43%
                                  P. O. Box 516
                                  Metairie, LA 70004-0516

LIBERTY FUND
CLASS Z.........................  Louis A. Volante Jr.                      100.00%
                                  Rosemarie A. Volante
                                  32 Sheparo Avenue
                                  North Providence, RI 02904

INFORMATION CONCERNING EXECUTIVE OFFICERS

     The following table sets forth certain information about the executive officers of each Fund:

                                                                                  YEAR OF
                                                                                  ELECTION
EXECUTIVE OFFICER                                                               AS EXECUTIVE
NAME & AGE                               OFFICE AND PRINCIPAL OCCUPATION*         OFFICER
-----------------                        --------------------------------       ------------
Stephen E. Gibson....................  President of the Stein Roe Mutual            1998
(46)                                   Funds since November 1999; President
                                       of the Liberty Mutual Funds since
                                       June 1998; Chairman of the Board
                                       since July 1998, Chief Executive
                                       Officer and President since December
                                       1996, and Director since July 1996 of
                                       Colonial (formerly Executive Vice
                                       President of Colonial from July 1996
                                       to December 1996); Chairman of the
                                       Board, Director, Chief Executive
                                       Officer and President of Liberty
                                       Funds Group LLC ("LFG") since
                                       December 1998 (formerly Director,
                                       Chief Executive Officer and President
                                       of The Colonial Group, Inc. from
                                       December 1996 to December 1998);
                                       Director since September 2000,
                                       President since January 2000, and
                                       Vice Chairman since August 1998 of
                                       Stein Roe (formerly Assistant
                                       Chairman and Executive Vice President
                                       of Stein Roe & Farnham Incorporated
                                       ("Stein Roe") from August 1998 to
                                       January 2000). (Formerly Managing
                                       Director of Marketing of Putnam
                                       Investments (investment advisor) from
                                       June 1992 to July 1996.)

                                                                                  YEAR OF
                                                                                  ELECTION
EXECUTIVE OFFICER                                                               AS EXECUTIVE
NAME & AGE                               OFFICE AND PRINCIPAL OCCUPATION*         OFFICER
-----------------                        --------------------------------       ------------
William J. Ballou....................  Assistant Secretary of the Stein Roe         2000
(35)                                   Mutual Funds since May 2000;
                                       Secretary of the Liberty Mutual Funds
                                       since October 2000 (formerly
                                       Assistant Secretary of the Liberty
                                       Mutual Funds from October 1997 to
                                       October 2000); Vice President,
                                       Assistant Secretary and Counsel of
                                       Colonial since October 1997; Vice
                                       President and Counsel since April
                                       2000, and Assistant Secretary since
                                       December 1998 of LFG; Associate
                                       Counsel, Massachusetts Financial
                                       Services Company (financial services
                                       provider) prior thereto.

Kevin M. Carome......................  Executive Vice President of the              1999
(44)                                   Liberty Mutual Funds since October
                                       2000; Executive Vice President of the
                                       Stein Roe Mutual Funds since May 1999
                                       (formerly Vice President from April
                                       1998 to May 1999, Secretary from
                                       February 2000 to May 2000 and
                                       Assistant Secretary from April 1998
                                       to February 2000 of the Stein Roe
                                       Mutual Funds); Chief Legal Officer of
                                       Liberty Financial since August 2000;
                                       Senior Vice President, Legal, of LFG
                                       since January 1999; General Counsel
                                       and Secretary of Stein Roe since
                                       January 1998; Associate General
                                       Counsel and Vice President of Liberty
                                       Financial prior thereto.

---------------
* Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

ADDITIONAL INFORMATION CONCERNING TRUSTEE COMPENSATION

     The current Board of Trustees received the following compensation from each Fund as of each Fund's fiscal year end(1):

                                                             STRATEGIC FUND    LIBERTY FUND
TRUSTEE                                                         10/31/99         10/31/99
-------                                                      --------------    ------------
Mr. Bleasdale..............................................      $1,361(2)        $7,468(3)
Ms. Collins................................................       1,157            6,387
Mr. Grinnell...............................................       1,205            6,657
Mr. Lowry..................................................       1,169            6,453
Mr. Macera.................................................       1,280            6,971
Mr. Mayer..................................................       1,168            6,460
Mr. Moody..................................................       1,087(4)         6,007(5)
Mr. Neuhauser..............................................       1,221            6,728
Mr. Stitzel................................................       1,280            6,971
Ms. Verville...............................................       1,301(6)         7,088(7)

     The following table sets forth the total compensation paid to each Trustee by the Liberty Mutual Funds for the calendar year ended December 31, 1999.

                                                                 TOTAL
TRUSTEE                                                       COMPENSATION
-------                                                       ------------
Mr. Bleasdale...............................................    $103,000(8)
Ms. Collins.................................................      96,000
Mr. Grinnell................................................     100,000
Mr. Lowry...................................................      97,000
Mr. Macera..................................................      95,000
Mr. Mayer...................................................     101,000
Mr. Moody...................................................      91,000(9)
Mr. Neuhauser...............................................     101,252
Mr. Stitzel.................................................      95,000
Ms. Verville................................................      96,000(10)

     For the calendar year ended December 31, 1999, certain of the Trustees received the following compensation in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund, the Liberty All-Star Growth Fund, Inc. and Liberty Funds Trust IX (together, the "Liberty All-Star Funds"):

                                                                   TOTAL
TRUSTEE                                                       COMPENSATION(11)
-------                                                       ----------------
Mr. Grinnell................................................      $25,000
Mr. Lowry...................................................       25,000
Mr. Mayer...................................................       25,000
Mr. Neuhauser...............................................       25,000

---------------
 (1) The Liberty Mutual Funds do not currently provide pension or retirement plan benefits to the Trustees.

 (2) Includes $632 payable in later years as deferred compensation.

 (3) Includes $3,508 payable in later years as deferred compensation.

 (4) Total compensation of $1,087 for the fiscal year ended October 31, 1999 will be payable in later years as deferred compensation.

 (5) Total compensation of $6,007 for the fiscal year ended October 31, 1999 will be payable in later years as deferred compensation.

 (6) Total compensation of $1,301 for the fiscal year ended October 31, 1999 will be payable in later years as deferred compensation.

 (7) Total compensation of $7,088 for the fiscal year ended October 31, 1999 will be payable in later years as deferred compensation.

 (8) Includes $52,000 payable in later years as deferred compensation.

 (9) Total compensation of $91,000 for the calendar year ended December 31, 1999 will be payable in later years as deferred compensation.

(10) Total compensation of $96,000 for the calendar year ended December 31, 1999 will be payable in later years as deferred compensation.

(11) The Liberty All-Star Funds are advised by Liberty Asset Management Company ("LAMCO"). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial.

                                                                      APPENDIX C

                                 CAPITALIZATION

     The following table shows on an unaudited basis the capitalization of the Strategic Fund and the Liberty Fund as of October 31, 2000, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Strategic Fund by the Liberty Fund at net asset value as of that date (all amounts shown in thousands except per share information):

                                                                                            LIBERTY FUND
                                         STRATEGIC      LIBERTY FUND        PRO FORMA        PRO FORMA
                                           FUND       (ACQUIRING FUND)    ADJUSTMENTS(1)    COMBINED(2)
                                         ---------    ----------------    --------------    ------------
Class A
Net asset value........................   $47,346         $874,378            $  (31)         $921,693
Shares outstanding.....................     3,376           85,402             1,245            90,023
Net asset value per share..............   $ 14.02         $  10.24                            $  10.24
Class B
Net asset value........................   $91,276         $605,043            $  (50)         $696,269
Shares outstanding.....................     6,525           59,215             2,403            68,144
Net asset value per share..............   $ 13.99         $  10.22                            $  10.22
Class C
Net asset value........................   $ 7,370         $  6,495            $   (4)         $ 13,861
Shares outstanding.....................       526              636               196             1,358
Net asset value per share..............   $ 14.01         $  10.21                            $  10.21
Class Z
Net asset value........................                   $      3                            $      3
Shares outstanding.....................                         (a)                                 (a)
Net asset value per share..............                   $  10.74                            $  10.74

---------------
(1) Adjustments reflect estimated one time proxy, accounting, legal and other costs of the reorganization of $70,309 and $14,629 to be borne by the Strategic Fund and the Liberty Fund, respectively.

(2) Assumes the Acquisition was consummated on October 31, 2000, and is for information purposes only. No assurance can be given as to how many shares of the Liberty Fund will be received by the shareholders of the Strategic Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Liberty Fund that actually will be received on or after such date.

(a) Rounds to less than one.

                                                                      APPENDIX D

       MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AS OF OCTOBER 31, 1999
                                THE LIBERTY FUND

HIGHLIGHTS

-  MIXED RESULTS FOR STOCK MARKET INVESTORS
   Although many of the major equity indexes delivered another year of 20% plus performance; the average stock on the New York Stock Exchange fell 20%.

-  BONDS HURT BY INTEREST RATE INCREASES
   The Federal Reserve Board lowered rates at the beginning of the period, but then came back and raised rates twice in the middle of the year, wiping out any positive gains for bonds.

-  FUND WAS A COMPETITIVE PERFORMER IN ITS CATEGORY
   A greater emphasis on stocks and good sector selection helped the Fund's Class A shares, without a sales charge, perform similarly to its Lipper category.

                 THE LIBERTY FUND PERFORMANCE VS. LIPPER PEERS
                               11/1/98 - 10/31/99

[BAR GRAPH]          Lipper Balanced Funds Category Average
                                     11.30%
                The Liberty Fund Class A (without sales charge)
                                     10.94%

    Source: Lipper, Inc. The Fund's Class A share return is compared to the Lipper Balanced Funds category average.

    Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those detailed in the Fund's prospectus. The total return calculated for the Lipper Balanced Funds category was 11.30% for the 12 months ended October 31, 1999. The Fund's Class A shares were ranked in the third quartile for the 1 year (231 out of 431), in the first quartile for the 5 years (40 out of 207) and in the first quartile for the 10 years (10 out of 60). Lipper rankings and averages do not include sales charges. Performance for different share classes will vary with fees associated with each class.

    Past performance cannot predict future results. Returns and values of an investment will vary, resulting in a gain or loss on sale. All results assume reinvestment of distributions.

PORTFOLIO MANAGERS' REPORT

  Positive returns for the year

     An emphasis on stocks and careful selection among industries helped the Liberty Fund achieve performance that tracked its Lipper category during the 12-month period ended October 31, 1999. The Fund's Class A shares, without a sales charge, rose 10.94%. That compares similarly to the Lipper Balanced Fund Average, which was up 11.30% for the period.

     Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

  A tale of two markets

     During the first half of the year, investors began to focus their attention on areas of the stock market beyond large-company growth stocks. Value-oriented sectors such as energy, basic materials and consumer cyclicals did well. However, the shift was short-lived. Two successive interest rate increases and an economy that looked like it was heating up made investors nervous. Unfortunately, value stocks gave back their gains. A narrow band of large technology companies continued to climb, but most of the stock market had a poor showing in the second half of the year.

  Fund's technology exposure increased

     During the period, we raised the Fund's exposure to the technology sector to 24.2%, which made a positive contribution to the Fund's performance. Applied Materials, Apple Computer, Texas Instruments and Sun Microsystems (1.1%, 1.0%, 1.4% and 1.0% of net assets, respectively) were among the best technology performers in the portfolio. The group benefited from a strong economy, which allowed companies to continue to direct capital spending toward technology, and increased semiconductor demand, for use in computers and communications products.

     We also experienced disappointments in the technology area. We invested in Hewlett-Packard, which we sold during the period, and Unisys (0.5% of net assets) on expectations of rising earnings. However, earnings failed to live up to our expectations.

  Mixed results from financial and health care stocks

     Financial Services and health care are two of the largest sectors in the Fund. Although financial stocks did well over the 12-month period, rising interest rates negatively impacted the sector during the second half of the year. In the health care sector, concern about a reduction in Medicare benefits hurt drug company stocks. A move to endorse a patient's bill of rights also unsettled the HMO and hospital segment. As a result, we eliminated our investments in Universal Health Services, Tenet Health Care and Healthsouth. And, we cut back on our investment in Merck (1.0% of net assets).

  A challenging environment for bonds

     The year began on a positive note for bonds as the Fed cut short-term interest rates and the world began to lower its expectations for growth as a result of turmoil in the foreign markets. However, the U.S. economy continued its strong growth. That led the Fed to reverse its course and raise interest rates twice during the summer. As a result, bond prices declined over fears of rekindled inflation and continued monetary tightening. Corporate and mortgage bonds were hurt as investors seemed reluctant to take on any amount of risk. The portfolio's relatively low weighting to the bond sector help shield investors in this challenging environment.

  Looking ahead

     What's the next move for interest rates? Signs that inflation could have the potential to pick up are evident in the commodities market as well as the tight labor market. That suggests that the Fed could raise interest rates again. However, inflation has remained relatively low, and there are some signs that the domestic economy is starting to slow-both positive factors. We continue to think that growth stocks have potential, but we believe that value stocks also offer attractive opportunities. As a result, we will keep a mix of both in the portfolio.

/s/ John Lennon
/s/ Peter Wiley
/s/ Leslie Finnemore
/s/ Ann Peterson

John Lennon and Peter Wiley, a senior vice president and vice president of Colonial, respectively, manage the equity portion of the Fund. Leslie Finnemore and Ann Peterson, a senior vice president and vice president of Colonial, respectively, manage the bond portion of the Fund.
---------------

Investing in stocks and bonds involves certain risks, including price fluctuations caused by economic and business developments and changes in interest rates.

PERFORMANCE INFORMATION

   THE LIBERTY FUND'S INVESTMENT PERFORMANCE VS. STANDARD & POOR'S MIDCAP 400
                                     INDEX,
      RUSSELL 1000 INDEX AND SALOMON BROTHERS BROAD INVESTMENT GRADE INDEX

   PERFORMANCE OF A $10,000 INVESTMENT IN CLASS A SHARES 10/31/89 - 10/31/99 [LINE GRAPH]

                                                                                            SALOMON BROTHERS
                                FUND WITH SALES      FUND WITHOUT                           BROAD INVESTMENT      S & P MIDCAP
                                    CHARGE           SALES CHARGE      RUSSELL 1000 INDEX      GRADE INDEX          400 INDEX
                                ---------------      ------------      ------------------   ----------------      ------------
1989                                9425.00            10000.00             10000.00            10000.00            10000.00
1990                                8367.00             8878.00              8741.00            10638.00             8660.00
1991                               10983.00            11653.00             11551.00            12315.00            14155.00
1992                               12037.00            12771.00             12427.00            13557.00            15460.00
1993                               14469.00            15352.00             14007.00            15182.00            18788.00
1994                               14576.00            15465.00             14044.00            14636.00            19236.00
1995                               17742.00            18825.00             17378.00            16932.00            23315.00
1996                               20601.00            21858.00             20895.00            17929.00            27361.00
1997                               26129.00            27723.00             27006.00            19514.00            36299.00
1998                               28502.00            30240.00             31849.00            21346.00            38735.00
1999                               31643.00            33574.00             39470.00            21451.00            46897.00

The Standard & Poor's MidCap 400 Index is an unmanaged index that tracks the performance of mid-capitalization U.S. stocks. The Russell 1000 Index is an unmanaged index that tracks the performance of small-capitalization stocks traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ. The Salomon Brothers Broad Investment Grade Index is an unmanaged index that tracks the performance of corporate, mortgage, agency and treasury bonds. Unlike mutual funds, indexes are not investments and do not incur fees or charges. It is not possible to invest in an index.

  PERFORMANCE OF A $10,000 INVESTMENT IN ALL SHARE CLASSES 10/31/89 - 10/31/99

                                         WITHOUT       WITH SALES
                                       SALES CHARGE      CHARGE
                                       ------------    ----------
Class A..............................    $33,574        $31,643
Class B..............................     31,739         31,739
Class C..............................     33,021         33,021
Class Z..............................     35,453            N/A

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/99

SHARE CLASS                       A                    B                    C               Z
INCEPTION DATE                  1904                5/5/92               8/1/97          7/31/95
--------------            -----------------    -----------------    -----------------    -------
                          WITHOUT     WITH     WITHOUT     WITH     WITHOUT     WITH     WITHOUT
                           SALES     SALES      SALES     SALES      SALES     SALES      SALES
                          CHARGE     CHARGE    CHARGE     CHARGE    CHARGE     CHARGE    CHARGE
                          -------    ------    -------    ------    -------    ------    -------
1 year..................  10.94%      4.56%    10.11%      5.11%    10.15%      9.15%    15.92%
5 years.................  16.75%     15.38%    15.88%     15.65%    16.36%     16.36%    18.03%
10 years................  12.88%     12.21%    12.24%     12.24%    12.69%     12.69%    13.49%

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/99

SHARE CLASS                       A                    B                    C               Z
-----------               -----------------    -----------------    -----------------    -------
                          WITHOUT     WITH     WITHOUT     WITH     WITHOUT     WITH     WITHOUT
                           SALES     SALES      SALES     SALES      SALES     SALES      SALES
                          CHARGE     CHARGE    CHARGE     CHARGE    CHARGE     CHARGE    CHARGE
                          -------    ------    -------    ------    -------    ------    -------
1 Year..................  10.78%      4.41%    10.06%      5.06%     9.99%      8.99%    15.72%
5 Years.................  16.10%     14.73%    15.22%     14.99%    15.73%     15.73%    17.36%
10 years................  12.09%     11.42%    11.47%     11.47%    11.91%     11.91%    12.70%

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% charge for Class A shares and the contingent deferred sales charge (CDSC) maximum charge of 5% for one year and 2% for five years for Class B shares and 1% for one year for Class C shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class B, C and Z share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Class B and Class C shares would have been lower.

                         NET ASSET VALUE AS OF 10/31/99

Class A.............................................  $10.81
Class B.............................................  $10.79
Class C.............................................  $10.78
Class Z.............................................  $11.28

            DISTRIBUTIONS DECLARED PER SHARE FROM 11/1/98 - 10/31/99

Class A.............................................  $0.668
Class B.............................................  $0.587
Class C.............................................  $0.589
Class Z.............................................  $0.693

HOLDINGS

                     TOP 10 EQUITY HOLDINGS AS OF 10/31/99

 1.  General Electric Co...........................      1.9%
 2.  Bristol Myers Squibb..........................      1.8%
 3.  Cisco Systems.................................      1.7%
 4.  Chase Manhattan Corp..........................      1.5%
 5.  Texas Instruments Inc.........................      1.4%
 6.  Microsoft Corp................................      1.4%
 7.  International Business Machines Corp..........      1.4%
 8.  Corning Inc...................................      1.3%
 9.  MCI WorldCom Inc..............................      1.3%
10.  Omnicom Group.................................      1.2%

Holdings are calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these holdings in the future.

                     TOP 10 SECTOR BREAKDOWN AS OF 10/31/99

 1.  Technology...................................      24.2%
 2.  Financials...................................      18.6%
 3.  Health Care..................................       9.5%
 4.  Consumer Cyclicals...........................       9.4%
 5.  Consumer Staples.............................       9.1%
 6.  Capital Goods................................       9.0%
 7.  Communication Services.......................       6.9%
 8.  Utilities....................................       5.1%
 9.  Energy.......................................       4.8%
10.  Transportation...............................       1.9%

Sector breakdown is calculated as a percentage of total equity investments. Because the Fund is actively managed, there can be no guarantee the Fund will maintain this breakdown in the future.

                             LIBERTY FUNDS TRUST III

                                THE LIBERTY FUND

                                    FORM N-14
                                     PART B

                     STATEMENT OF ADDITIONAL INFORMATION

                              November 17, 2000

     This Statement of Additional Information (the "SAI") relates to the proposed Acquisition (the "Acquisition") of the Liberty Strategic Balanced Fund (the "Acquired Fund"), a series of Liberty Funds Trust III, by The Liberty Fund (the "Acquiring Fund"), a series of Liberty Funds Trust III.

     This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated November 17, 2000 (the "Prospectus/Proxy Statement") of the Acquiring Fund which relates to the Acquisition. As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

     This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to your Fund at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-800-426-3750.

                              Table of Contents

I.  Additional Information about the Acquiring Fund and the Acquired Fund.... 2

II. Financial Statements..................................................... 2

I.  Additional Information about the Acquiring Fund and the Acquired Fund.

     Incorporated by reference to Post-Effective Amendment No.114 to the Registrant's Registration Statement Form N-1A (filed on February 28, 2000) (Registration Nos. 2-15184 and 811-881).

II.   Financial Statements.

     This SAI is accompanied by the Semi-Annual Report for the six-months ended April 30, 2000 and the Annual Report for the year ended October 31, 1999 of each of the Acquiring Fund and the Acquired Fund, which reports contain historical financial information regarding such Funds. Such reports have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

[Liberty Logo]  LIBERTY
LIBERTY FUNDS SERVICES, INC.


LIBERTY STRATEGIC BALANCED FUND


         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH ITEM BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGEMENT AS TO ANY OTHER MATTER. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS:

         1. To approve or disapprove the Agreement and Plan of Reorganization with respect to the acquisition of Liberty Strategic Balanced Fund by The Liberty Fund Fund (Item 1 of the Notice).

          For                      Against                       Abstain
          [ ]                        [ ]                           [ ]

         2. To elect eleven Trustees (Item 2 of the Notice).

                  (01) Douglas A. Hacker
                  (02) Janet Langford Kelly
                  (03) Richard W. Lowry
                  (04) Salvatore Macera
                  (05) William E. Mayer
                  (06) Charles R. Nelson
                  (07) John J. Neuhauser
                  (08) Joseph R. Palombo
                  (09) Thomas E. Stitzel
                  (10) Thomas C. Theobald
                  (11) Anne-Lee Verville

         For
         All                                                   For All
         Nominees                  Withheld                     Except

          [ ]                        [ ]                           [ ]


         Instruction: To withhold authority to vote for any individual nominee(s), mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

         MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]

         PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                           Date
                               ------------------------


-------------------------        ----------------------
Shareholder sign here              Co-owner sign here


Detach Card

                              PLEASE VOTE PROMPTLY
                        *********************************



Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint William J. Ballou, Suzan M. Barron, Stephen E. Gibson, Russell L. Kane, Pamela A. McGrath, and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the Special Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, December 27, 2000, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

Two Convenient Ways to Vote Your Proxy

     The enclosed proxy statement provides details on important issues affecting your Liberty Funds. The Board of Trustees recommends that you vote for all proposals.
We are offering two additional ways to vote: by telephone or fax.
These methods may be faster and more convenient than the traditional method of mailing back your proxy card.
If you are voting by telephone or fax, you SHOULD NOT mail your proxy card.

     Vote by Telephone:
     *    Read the proxy statement and have your proxy card available.
     * When you are ready to vote, call toll free 1-877-518-9416 between 9:00 a.m. and 11:00 p.m. EST.
     * Follow the instructions provided to cast your vote. A representative will be available to answer questions.
     Vote by Fax:
     *    Read the proxy statement.
     *    Complete the enclosed proxy card.
     *    Fax your proxy card to 1-800-733-1885.

YOUR PROXY VOTE IS IMPORTANT!

SHM-43/623D-1000 (11/00) 00/2027